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        SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           (Dated February 22, 1999)

                WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND

The following information supplements certain information in the Prospectus and Statement of Additional Information of the Warburg Pincus fund listed above in the section entitled "Meet the Managers" and " Management of the Funds", respectively:

J.H. Cullum Clark, CFA serves as Co-Portfolio Manager of the fund, along with Co-Portfolio Managers Elizabeth B. Dater and Harold E. Sharon. Mr. Clark joined Warburg in 1996. Previously, Mr. Clark was an analyst and portfolio manager with Brown Brothers Harriman from 1993 to 1996. Stephen J. Lurito no longer serves as Co-Portfolio Manager of the fund.

                                              Dated: March 31, 1999  16-0399 for
                                                                           WPISF
                                                                           ADEAG